Exhibit 32
                                                                      ----------

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FININCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


John R. Valaas, Chief Executive Officer and Roger A. Mandery, Chief Financial Officer of First Mutual Bancshares, Inc. (the "Company"), each certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

1. the Form 10-Q of the Company for the quarterly period ended September 30, 2003 (the "Form 10-Q"), fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2003

                                                           By /s/ John R. Valaas
                                                              ------------------
                                                                  John R. Valaas
                                                                   President and
                                                         Chief Executive Officer


                                                         By /s/ Roger A. Mandery
                                                            --------------------
                                                                Roger A. Mandery
                                                    Executive Vice President and
                                                         Chief Financial Officer